UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The
Securities Exchange Act of 1934

Date of Report December 18, 2020

MORGAN GROUP HOLDING CO.
(Exact name of registrant as specified in its charter)

Delaware	333-73996	13-4196940
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

401 Theodore Fremd Avenue, Rye, NY	10580

(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code (914) 921-5216

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	MGHL	OTC Pink®

Item 8.01	OTHER EVENTS

On December 10, 2020, Morgan Group Holding Co. (the “Company”) filed a Current Report under Item 4.01 on Form 8-K with respect to changes in its certifying accountant.  In that Report, the Company indicated that its Board of Directors had appointed RSM US LLP (“RSM”) as its certifying public accountant for fiscal year-end 2020 financial reporting.  While that is true with respect to the Board action, the Company has not yet formally engaged RSM because RSM is going through their client acceptance procedures. The Company will make the appropriate additional disclosures required under Item 4.01 on Form 8-K at the time a certifying public accountant is engaged.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Morgan Group Holding Co.

By: /s/ Joseph L Fernandez
Joseph L. Fernandez
Executive Vice President - Finance

Date: December 18, 2020